UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)     April 13, 2005
                                                    ----------------------------

                      Lexington Corporate Properties Trust
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

                     1-12386                         13-3717318
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            (Commission File Number)       (IRS Employer Identification No.)

           One Penn Plaza, Suite 4015
               New York, New York                             10119-4015
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    (Address of Principal Executive Offices)                  (Zip Code)

                                 (212) 692-7200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.     Completion of Acquisition or Disposition of Assets.

        Acquisition of Real Estate Properties

On April 13, 2005, Lexington Corporate Properties Trust (the "Trust"), through its subsidiaries and joint venture programs, completed the acquisition of twenty-seven (27) properties (the "Properties") from affiliates of Wells Real Estate Investment Trust, Inc. (the "Sellers").

None of the Sellers are affiliated in any way with the Trust. The portfolio consists of twenty-four (24) office properties, two (2) industrial properties and one (1) office/research and development property.

The Trust assigned its rights to purchase the properties to its subsidiaries and affiliates including certain existing joint venture programs. The Trust's existing joint venture programs purchased six (6) of the properties, with an aggregate purchase price of $296.1 million.

To finance the acquisition, the Trust obtained $540.8 million of non-recourse first mortgage loans (the "Loans") from JPMorgan Chase Bank, N.A., secured by individual first mortgages on each of the Properties and on four (4) other properties which the Trust previously owned free and clear. The Loans bear interest at a weighted average fixed rate of 5.21%. The Loans will mature in six
(6) to ten (10) years with a weighted average maturity of approximately eight
(8) years, three (3) months.

The balance of the purchase price was funded from $73.6 million from equity contributions of existing joint venture partners, $167.6 million from the Trust's cash balances and $4.0 million in borrowings under its $100.0 million unsecured revolving credit facility with Bank of America, N.A. (as successor-in-interest to Fleet National Bank), as administrative agent, and Wachovia Bank, National Association, as syndication agent. The Trust's $100 million unsecured revolving credit facility is filed as Exhibit 99.2 to the Trust's Current Report on Form 8-K dated September 9, 2003.

        Description of Real Estate Properties

------------------------------ ----------------------------- ------------ ------------ ------------ ------------
                                                                                                       Year
                                                             Est. 1st Yr.    Lease       Square     Constructed/
Property Location              Tenants or Guarantors         NOI ($000)      Exps.       Footage     Renovated
------------------------------ ----------------------------- ------------ ------------ ------------ ------------
Office
------
275 South Valencia Ave.        Bank of America               $    7,574      06/12        637,503      1983
Los Angeles, CA(1)

6303 Barfield Road &           Internet Security Systems,         5,398      05/13        289,000      2001
859 Mount Vernon Hwy.          Inc.                                                                    2003
Atlanta, GA(2)

8900 Freeport Pkwy.            Nissan North America, Inc.         4,427      03/13        268,445      2002
Dallas, TX(1)


------------------------------ ----------------------------- ------------ ------------ ------------ ------------
                                                                                                       Year
                                                             Est. 1st Yr.    Lease       Square     Constructed/
Property Location              Tenants or Guarantors         NOI ($000)      Exps.       Footage     Renovated
------------------------------ ----------------------------- ------------ ------------ ------------ ------------
601 & 701 Experian Pkwy.       TRW Inc./Experian                  3,579      10/10        292,700      1981
Dallas, TX                     Information Solutions, Inc.                                             1983

110, 120, & 130 E. Shore Dr.   Capital One Services, Inc.         2,800      03/10         68,500      2000
Richmond, VA(1, 3)                                                           05/06         77,045      1998
                                                                             02/10         79,675      2000

2050 Roanoke Road              Chrysler Financial Company LLC     2,390      12/11        130,290      2001
Ft. Worth, TX(1)

27404 Drake Road               Dana Corporation                   2,331      10/21        112,480      1999
Farmington Hills, MI

1311 Broadfield Blvd.          Transocean, Inc.                   2,233      03/11        103,260      2000
Houston, TX                    Newpark Resources, Inc.                       08/09         52,731

810-820 Gears Road             IKON Office Solutions, Inc.        2,211      01/13        157,790      2000
Houston, TX

200 Lucent Lane                Lucent Technologies, Inc.          1,996      09/11        120,000      1999
Raleigh, NC(1)

8555 South River Pkwy.         ASM Lithography Holding NV         1,939      06/13         95,133      1998
Tempe, AZ

10475 Crosspoint Blvd.         John Wiley & Sons, Inc.            1,825      10/09        141,047      1999
Fishers, IN

3201 Quail Springs Pkwy.       AT&T Wireless Services, Inc.       1,656      08/10        103,500      1999
Oklahoma City, OK              Jordan Associates, Inc.                       12/08         25,000

16676 Northcase Dr.            Kerr-McGee Corporation             1,545      07/14        101,111      2003
Houston, TX

6200 Northwest Pkwy.           PacifiCare Health Systems,         1,528      11/10        142,500      2000
San Antonio, TX                Inc.

2550 Interstate Dr.            AT&T Wireless Services, Inc.       1,412      11/08         81,859      1998
Harrisburg, PA

15501 North Dial Blvd.         The Dial Corporation               1,388      08/08        129,689      1998
Phoenix, AZ

2310 Village Square Pkwy.      AmeriCredit Corporation            1,330      06/11         85,000      2001
Jacksonville, FL

4848 129th East Ave.           Metris Companies, Inc.             1,307      01/10        101,100      2000
Tulsa, OK

4000 Johns Creek Pkwy.         Kraft Foods North America, Inc.    1,214      01/12         73,264      2001
Atlanta, GA                    PerkinElmer Instruments LLC                   11/16         13,955

2800 Waterford Lake Dr.        Alstom Power, Inc.                 1,175      10/14         99,057      2000
Richmond, VA


------------------------------ ----------------------------- ------------ ------------ ------------ ------------
                                                                                                       Year
                                                             Est. 1st Yr.    Lease       Square     Constructed/
Property Location              Tenants or Guarantors         NOI ($000)      Exps.       Footage     Renovated
------------------------------ ----------------------------- ------------ ------------ ------------ ------------
3940 South Teller St.          Travelers Express Company,         1,091      03/12         68,165      2002
Lakewood, CO                   Inc.

5757 Decatur Blvd.             Allstate Insurance Company         1,075      08/12         84,200      2002
Indianapolis, IN               Holladay Property Services                    09/06          5,756
                               Midwest Inc.

12600 Gateway Blvd.            Gartner, Inc.                        981      01/13         62,400      1997
Ft. Meyers, FL

                               ----------------------------- ------------ ------------ ------------
                               Subtotal - Office             $   54,405                 3,802,155
                               ----------------------------- ------------ ------------ ------------

Industrial
----------

3820 Micro Drive               Ingram Micro Inc.             $    2,035      09/11        701,819      1997
Memphis, TN

Office/R & D
------------

6938 Elm Valley Dr.            Dana Corporation                   1,843      10/21        150,945      1999
Kalamazoo, MI

Warehouse/Office
----------------

3600 Army Post Rd.             Electronic Data Systems            2,605      04/12        405,000      2002
Des Moines, IA(1)              Corp.

                               ----------------------------- ------------ ------------ ------------
                               Grand Total                   $   60,888                 5,059,919
                               ----------------------------- ------------ ------------ ------------

1 Received preliminary commitment from one of our joint venture partners to purchase in an existing joint venture program.
2 Three buildings - buildings one and two were constructed in 2001, and building three was constructed in 2003.
3       Three buildings.

On April 13, 2005, the Trust issued a press release (the "Press Release") announcing the completion of the acquisition of the Properties, a copy of the Press Release is attached herewith as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

              (a) The Trust will file any financial statements required by this item by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

              (b) The Trust will file any pro forma financial information required by this item by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

              (c) Exhibits

                  99.1       Press Release issued April 13, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Lexington Corporate Properties Trust


Date: April 19, 2005                        By:/s/ T. Wilson Eglin
                                               ---------------------------------
                                               T. Wilson Eglin
                                               Chief Executive Officer

                                  Exhibit Index
                                  -------------

       Exhibit Number                                     Description

            99.1       Press Release issued April 13, 2005.